SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
(X)  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            THE ADAMS EXPRESS COMPANY
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

           THE ADAMS EXPRESS COMPANY -- PROXY FOR 1999 ANNUAL MEETING

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints THOMAS H. LENAGH, W. D. MacCALLAN and LANDON PETERS, the proxies, and each of them (with power to act without the others and with power of substitution) the proxy of the undersigned, for and in the name of the undersigned, to vote at the Annual Meeting of Stockholders of The Adams Express Company to be held at The Pierre, 5th Avenue at 61st Street, New York, NY 10021, on the 30th day of March, 1999 at 10:00 a.m., and at any adjournment thereof, the shares of stock which the undersigned would be entitled to vote if personally present.


The undersigned hereby ratifying all action of said proxies, or any of them, or their or his substitutes or substitute by virtue hereof; and hereby revoking any authorization to vote such shares heretofore given by the undersigned to anyone. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated February 12, 1999, and the Proxy Statement furnished therewith.


IF THE UNDERSIGNED FAILS TO SPECIFY HEREIN HOW SUCH SHARES ARE TO BE VOTED ON SAID ITEMS (A) AND (B), THEY SHALL BE VOTED "FOR" SAID PROPOSALS.


                                                                          (over)


                              THE ADAMS EXPRESS COMPANY
                              P.O. BOX 11147
                              NEW YORK, N.Y. 10203-0147

(a) ELECTION OF DIRECTORS

    FOR all nominees                 [ ]
    listed below

    WITHHOLD AUTHORITY to vote       [ ]
    for all nominees listed below


    *EXCEPTIONS                      [ ]


Nominees: E. R. Arzac, A. Comrie, D. E. Emerson, T. H. Lenagh, W. D. MacCallan,
W. P. Neff, D. G. Ober, L. Peters, J. J. Roberts, R. J. M. Wilson

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions ____________________________________________________________________


(b) THE SELECTION OF PricewaterhouseCoopers LLP as independent public accountants.
    FOR  [ ]             AGAINST  [ ]              ABSTAIN  [ ]


(c) In their discretion, the Proxies are authorized to vote upon all other business that may properly come before the Meeting with all the powers the undersigned would possess if personally present.


THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR: PROPOSALS (A) AND (B).


                                                       Change of Address or  [ ]
                                                       Comments Mark Here


                              NOTE: The signature(s) should correspond with the name of the stockholder(s) as it appears hereon.


                              Dated: ________________________________,1999


                              Signature __________________________________


                              Joint Tenant ________________________________



                              VOTES MUST BE INDICATED       [X]
                              (X) IN BLACK OR BLUE INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.